UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 21, 2018

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 16th Street, Suite 300, Denver, CO 80202

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of New Long-Term Incentive Plan

On June 21, 2018, Real Goods Solar, Inc. (the “Company”) held its 2018 annual meeting of shareholders, at which the Company’s shareholders approved the Real Goods Solar, Inc. 2018 Long-Term Incentive Plan (the “Plan”). The following summary of the terms of the Plan is qualified in its entirety by the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

General Terms

The purpose of the Plan is to advance the interests of the Company and its shareholders by providing incentives to certain employees and other key individuals who perform services for the Company, including those who contribute significantly to the strategic and long-term performance objectives and growth of the Company. Any person who is a full or part-time employee or who performs services for the Company, including each of the Company’s directors, consultants and advisors, is eligible for selection by the Plan administrator for grant of awards under the Plan.

The Company’s board of directors has designated its compensation committee to administer the Plan. The Plan administrator may delegate administrative responsibilities if so permitted by applicable law, other than with respect to executive officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Plan provides for the granting of several types of awards, including stock options, stock appreciation rights, or SARs, restricted stock, restricted stock units, performance grants and other awards deemed by the Plan administrator to be consistent with the purposes of the Plan. Awards may be granted alone, or in conjunction with one or more other awards, as determined by the Plan administrator.

The Class A common stock issued under the Plan may be either newly issued shares, treasury shares, reacquired shares or any combination thereof. If the Class A common stock issued as restricted stock or otherwise subject to repurchase or forfeiture rights is reacquired by the Company pursuant to such rights, or if any award is canceled, terminates or expires unexercised, the Class A common stock which would otherwise have been issuable pursuant to such awards will be available for issuance under new awards.

The Plan administrator has exclusive discretion to select the employees and other key individuals performing services for the Company to whom awards will be granted; to determine the type, size and terms of each award; to modify within certain limits the terms of any award; to determine the time when awards will be granted; to establish performance objectives; to prescribe the form of documents representing awards under the Plan; and to make all other determinations that it deems necessary or desirable in the interpretation and administration of the Plan. The Plan administrator has the authority to administer and interpret the Plan, and its decisions are final, conclusive and binding. Notwithstanding the foregoing, the Plan Administrator shall not have the authority to (i) accelerate the vesting of any outstanding award under the Plan except in the case of change in control, disability, or death, (ii) reprice, directly or indirectly, any award under the Plan without shareholder approval, or (iii) accelerate or delay the time or schedule of any payment in a manner which is not permitted under Internal Revenue Code Section 409A, or to grant or amend any award in any manner which would result in an inclusion of any amount in gross income under Internal Revenue Code Section 409A(a)(1).

Awards Under the Plan

Stock Options. A stock option is the right to purchase a specified number of shares of Class A common stock at a price fixed by the Plan administrator. The option exercise price may be equal to or greater than the fair market value of the Class A common stock. Only nonqualified stock options may be issued under the Plan.

Stock options will generally expire not later than ten years after the date of grant. Stock options become exercisable at such times and in such installments as the Plan administrator determines. Payment of the option exercise price must be made in full at the time of exercise in cash, by tendering to the Company shares of Class A common stock, by a combination thereof or by any other means that the Plan administrator deems appropriate, which may include the surrender of rights in one or more outstanding awards.

Stock Appreciation Rights. A SAR provides the holder with the rights to receive, without payment to the Company, cash, Class A common stock, other property or any combination thereof, based on the increase in the value of the number of shares of Class A common stock specified in the award over a specified period of time. SARs may be granted either alone or in conjunction with other awards under the Plan. The holder of a SAR may elect between exercising the underlying option for shares of Class A common stock or surrendering the SAR in exchange for the receipt of a cash payment equal to the excess of the fair market value on the surrender date over the exercise price, times the number of shares of Class A common stock subject to the award. The Plan administrator will establish the terms and conditions of SARs, including the exercise price per share and the term of each SAR.

Restricted Stock and Restricted Stock Units. A restricted stock award is an award of a number of shares of Class A common stock that are subject to certain restrictions, such as a requirement that the shares of Class A common stock shall be forfeited if the holder’s employment or performance of services for the Company terminates. RSUs are awards denominated in units of shares of Class A common stock under which the settlement of the award is subject to such conditions and terms (such as continued employment with the Company) as the Plan administrator may determine appropriate. RSUs may be settled in cash, shares of Class A common stock or a combination of the foregoing, as determined by the Plan administrator on the grant date. The Plan administrator will determine whether participants holding shares of restricted stock or RSUs are entitled to receive dividends and other distributions paid with respect to those shares during the period of restriction, prior to the time such shares are reflected as outstanding shares on the Company’s stock ledger.

Performance Grants. Performance grants are grants of cash, shares of Class A common stock, or other consideration such as other securities or property or a combination thereof that is paid based on the performance of the holder, the Company, one or more of its subsidiaries, divisions or units, or any combination thereof. The award of a performance grant entitles the recipient to receive a specified amount determined by the Plan administrator, if the terms and conditions specified in the Plan and the award, including performance objectives which must be set within the first 90 days of any performance period, are satisfied. The Company will make payment of any amount with respect to a performance grants as promptly as practicable after the end of the award period specified in the award or at such other time or times as the Plan administrator may determine, and may be made in cash, shares of Class A common stock, other securities or property of the Company, or any combination thereof or in such other manner, as determined by the Plan administrator in its discretion

Additional Terms

Under the Plan, if any change in the outstanding shares of Class A common stock occurs by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or other distribution of the Class A common stock without the Company’s receipt of consideration, then the number of shares of Class A common stock underlying and the exercise price of any outstanding awards shall be proportionately adjusted. If any change in the outstanding shares of Class A common stock occurs by reason of any split-up, split-off, spin-off, merger, rights offering, reorganization, sale by the Company of all of its assets, distribution to shareholders (other than a stock split, stock dividend or a normal cash dividend on the Class A common stock) or other extraordinary or unusual event (other than a stock split or stock dividend on the Class A common stock as provided above), then, unless otherwise provided in an individual award agreement, the compensation committee shall make an equitable adjustment in the terms of any outstanding award or in the number of shares of Class A common stock available for awards.

The Plan permits the Plan administrator to determine whether it is advisable for the Company or any of its affiliates to provide financing in connection with the exercise of an award and the payment of related taxes, or to assist in obtaining financing from a bank or other third party in this regard. Such assistance may take any form permitted by applicable law and be on such terms as the Plan administrator considers appropriate, which may include a direct loan, a guaranty of the obligation to a third party or the maintenance by the Company or any of its affiliates of deposits with a bank or third party.

The Plan administrator may permit payment of taxes required to be withheld with respect to an award in any appropriate manner, which may include by the surrender to the Company of shares of Class A common stock owned by such person or that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such award.

Generally, no awards under the Plan may be assigned or transferred in whole or in part, either directly or by operation of law or otherwise (except in the event of a holder’s death), although the Plan administrator may approve transfers of awards to certain permitted transferees as defined under the Plan.

The expenses of the Plan are borne by the Company. The Plan will terminate upon the earlier of the adoption of a resolution by the board of directors terminating the Plan or ten years following the effective date, unless extended by action of the board of directors for up to an additional five years. The board of directors may amend the Plan at any time and from time to time for any purpose consistent with the goals of the Plan. However, if failure to obtain shareholder approval would adversely affect compliance of the Plan with Rule 16b-3 promulgated under the Exchange Act, or other applicable law or regulation, no amendment will be effective unless and until approved by shareholders.

Approval of Form of Employee Stock Option Agreement and Grants of Stock Options

On June 21, 2018, after shareholder approval of the Plan, the compensation committee of the Company’s board of directors awarded stock options exercisable into an aggregate of 1,120,000 shares of Class A common stock to directors, executive officers and employees and adopted a form Employee Stock Option Agreement to be used for option grants under the Plan. The following table sets forth the names of the executive officers receiving options and the number of shares of Class A common stock such option is exercisable for.

Number of shares of Class A common stock exercisable for under the option
Dennis Lacey	190,000
Alan Fine	75,000
Nicolle Dorsey	35,000

The exercise price for each option is $1.08 per share, the closing price of the Company’s Class A common stock on the grant date. Each option vests 8.3% on the last day of each calendar quarter, beginning on June 30, 2018, provided the grantee has been continuously employed through the applicable vesting date, and will be fully vested on March 31, 2021. The options expire on the seventh anniversary of the date of grant.

The options were granted under substantially identical employee stock option agreements entered into (or to be entered into) with each recipient, in the form of the Employee Stock Option Agreement filed as Exhibit 10.2 to this Current Report on Form 8-K (the “Option Agreement Form”), which includes the following terms and conditions:

•	All of the unvested shares will vest immediately prior to the consummation of a change in control (as defined in the Option Agreement Form), provided that the grantee is an employee on the date the change in control is consummated;

•	Vesting ceases on the date the grantee ceases to be an employee;

•	Following the last day of employment, vested options may be exercised at any time during the lesser of (i) 30 days starting the day after the last date of employment, or (ii) the remaining term of the options; provided that if termination occurs (A) due to death or disability while grantee is employed, the options may be exercised at any time during the lesser of (1) one year starting the day after the last date of employment, or (2) the remaining term of the options, or (B) due to retirement, the option may be exercised at any time during the lesser of (1) the three month period commencing on the first day after the employees last day of employment, or, if employee dies during the three month period commencing on the first day after employee’s last day of employment, then the one year period commencing on the first day after the employee’s last day of employment with RGS, or (2) the remaining term of the option; and

•	Customary non-disparagement, confidentiality, non-solicitation and non-compete covenants.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 21, 2018, the Company held its 2018 annual meeting of shareholders. The final voting results for each of the matters submitted to a vote of shareholders at the 2018annual meeting of shareholders were as follows:

(1)	The Company’s shareholders elected all nominees named in the proxy statement for the meeting to the Company’s board of directors, each to serve until the next annual meeting of shareholders to be held in 2019 or until their successors are duly elected and qualified, with the following vote:

	For	Withheld	Broker non-votes
Dennis Lacey	925,206	150,238	6,067,420
Pavel Bouska	903,532	171,912	6,067,420
Ian Bowles	907,966	167,478	6,067,420
Robert L. Scott	922,541	152,903	6,067,420

(2)	The Company’s shareholders approved, for purposes of complying with NASDAQ Listing Rule 5635(d), the issuance of shares of Class A common stock upon conversion, exercise or otherwise pursuant to the terms of the Company’s convertible notes due April 9, 2019 and the warrants to purchase common stock issued to the investors and the placement agent on April 9, 2018 in an aggregate amount equal to or exceeding 20% of the Company’s issued and outstanding shares of Class A common stock for less than the greater of book or market value of the Class A common stock, with the following vote:

For	Against	Abstain	Broker non-votes
728,556	325,776	21,112	6,067,420

(3)	The Company’s shareholders approved the adoption of the Real Goods Solar, Inc. 2018 Long-Term Incentive Plan, with the following vote:

For	Against	Abstain	Broker non-votes
849,628	168,827	56,989	6,067,420

(4)	The Company’s shareholders ratified the appointment of Moss Adams LLP to audit the Company’s consolidated financial statements for the 2018 fiscal year, with the following vote:

For	Against	Abstain	Broker non-votes
6,563,071	502,056	77,737	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Real Goods Solar, Inc. 2018 Long-Term Incentive Plan

10.2	Form of Real Goods Solar, Inc. Employee Stock Option Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Alan Fine
Alan Fine
Chief Financial Officer

Date: June 21, 2018